DeltaShares® S&P EM 100 & Managed Risk ETF Summary Prospectus May 1, 2020
Ticker Symbol: DMRE

Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.deltashares.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, both dated May 1, 2020, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2019, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the funds intend to no longer mail paper copies of the funds’ shareholder reports, unless you specifically request paper copies of the reports from the fund or your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you are a direct shareholder with a fund, you can call 1-888-316-8077 to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Transamerica funds held in your account.

DeltaShares® S&P EM 100 & Managed Risk ETF

INVESTMENT OBJECTIVE
Seeks to track the investment results, before fees and expenses, of the S&P EM 100 Managed Risk 2.0 Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Pursuant to the terms of the fund’s Investment Management Agreement, Transamerica Asset Management, Inc., the fund’s investment manager (the “Investment Manager”), has agreed to pay all expenses of the fund, except for Management Fees and certain other exceptions as described in the Statement of Additional Information under the heading “Management Agreement.”

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management fees	0.60%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Total annual fund operating expenses	0.60%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all Fund Shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$61	$192	$335	$750

PORTFOLIO TURNOVER:

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. From the fund’s commencement of operations on March 20, 2019 to the end of the most recent fiscal year, the portfolio turnover rate for the fund was 274% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the DeltaShares S&P EM 100 & Managed Risk ETF (the “fund”) invests a substantial portion, but at least 80%, of its assets, exclusive of collateral held from securities lending, in securities comprising the S&P EM 100 Managed Risk 2.0 Index (the “Underlying Index”). “To be announced” transactions representing component securities comprising the Underlying Index and depositary receipts based on component securities in the Underlying Index (or, in the case of depositary receipts which themselves are component securities, underlying stocks in respect of such depositary receipts) are included in the above-noted investment policy.

The Underlying Index is designed to simulate, through a rules based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P EM 100 Index (the “Equity Index”), the S&P U.S. Treasury Bond Current 5-Year Index (the “Treasury Bond Index”) and the S&P.

U.S. Treasury Bill 0-3 Month Index (the “T-Bill Index”) (collectively, the “Constituent Indices”). The Equity Index measures the performance of approximately 100 of the largest and most liquid companies from emerging markets plus Korea. As of December 31, 2019, the market capitalizations of companies included in the Equity Index were between $7.1 billion and $567 billion. The Treasury Bond Index measures the performance of the most recently issued 5-year U.S. Treasury note or bond. The T-Bill Index measures the performance of U.S. Treasury bills maturing in 0 to 3 months. The weight of each Constituent Index may vary from 0% to 100% of the Underlying Index, and the sum of their weights will equal 100%. The Underlying Index rebalances on a daily basis. Depending on the allocation among the Constituent Indices, the Underlying Index expects to include between 1 and 120 securities.

The Underlying Index’s methodology seeks to address increases in annualized volatility and reduce the effect of severe sustained market declines by changing the allocations among the Constituent Indices. If the annualized volatility of the Equity Index increases, the Underlying Index’s allocation to the Equity Index may be reduced and the remainder allocated to the Treasury Bond Index and/or T-Bill Index. Conversely, a subsequent decrease in the annualized volatility of the Equity Index may result in an increase in allocation to the Equity Index and a decreased allocation to the Treasury Bond Index and/or T-Bill Index. The methodology determines allocation shifts to the Treasury Bond Index and T-Bill Index based on three factors. The methodology allocates more of the shift from the Equity Index to the T-Bill Index when the yield-to-maturity on the Treasury Bond Index is not sufficiently higher than the effective Federal Funds Rate for a sustained period of time, when the volatility of the Treasury Bond Index is high, and/or when the correlation between the Treasury Bond Index and the Equity Index is positive. In seeking to further limit losses due to severe sustained market declines, the methodology also determines allocations among the Constituent Indices based on a moving average calculation of the Underlying Index compared to the current value of the Underlying Index, where the ratio of these two values is considered. As this ratio increases, which tends to happen when the price of the Underlying Index is decreasing, the Underlying Index’s allocation to the Equity Index is further reduced and the allocation to the Treasury Bond Index and/or T-Bill Index is increased. Conversely, when this ratio reduces, which tends to happen when the price of the Underlying Index is increasing, the methodology will increase the allocation to the Equity Index and decrease the allocation to the Treasury Bond Index and/or T-Bill Index. Allocation changes among the Constituent Indices are calculated and may be implemented daily, subject to a 10% daily maximum change in the Equity Index allocation.

Under normal circumstances, in seeking to track the performance of the Underlying Index, the fund employs a replication strategy, which means the fund invests in substantially all of the securities represented in the Underlying Index in approximately the same proportions as the Underlying Index. The fund may also employ a sampling strategy when determined by the fund’s sub-adviser, Milliman Financial Risk Management LLC (the “Sub-Adviser”) to be in the best interest of the fund in pursuing its objective. A sampling strategy means that the fund purchases a subset of the securities in the Underlying Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Underlying Index. The fund may use derivatives, including futures, forwards and swaps on the Constituent Indices or on similar indices, for a variety of purposes, such as in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions or for tax management purposes. The quantity of holdings in the fund will be based on a number of factors, including asset size of the fund.

The Underlying Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the fund, the Investment Manager or the Sub-Adviser. The Underlying Index was developed by the Index Provider in collaboration with the Sub-Adviser. The Underlying Index is owned, calculated and controlled by the Index Provider in its sole discretion. The Index Provider determines the composition of the Underlying Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Underlying Index. Neither the Sub-Adviser nor its affiliates has any ability to select Underlying Index components or change the Underlying Index methodology.

PRINCIPAL RISKS

Risk is inherent in all investing. Many factors and risks affect the fund’s performance, including those described below. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund (either directly or through its investments in underlying funds). An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the fund’s exposure to the risks described elsewhere in this summary will likely increase. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Passive Strategy/Index: The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the fund.

Index Tracking: While the Sub-Adviser seeks to track the performance of the Underlying Index (i.e., achieve a high degree of correlation with the Underlying Index), the fund’s return may not match the return of the Underlying Index. When utilizing either a replication or sampling strategy, the fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities and engaging in derivatives transactions. In addition, the fund may not be fully invested at times, generally as a result of cash flows into or out of the fund. The Sub-Adviser may attempt to replicate the Underlying Index return through a sampling strategy, which involves investing in fewer than all of the securities in the Underlying Index, or in some securities not included in the Underlying Index, potentially increasing the risk of divergence between the fund’s return and that of the Underlying Index. To the extent the fund employs a sampling strategy, an adverse development affecting an issuer of a security held by the fund could result in a greater decline in NAV than would be the case if the fund used a full replication strategy and held all of the securities in the Underlying Index. In addition, due to the potential for frequent rebalancing of the Underlying Index, there is greater risk that the fund may not implement all changes to the fund’s portfolio necessary to track exactly the performance of the Underlying Index.

Managed Risk Strategy: The fund employs a managed risk strategy by seeking to track the performance of the Underlying Index. The Underlying Index is a managed risk index designed to simulate a dynamic portfolio with the aim of managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines but may not work as intended. The strategy may result in periods of underperformance, may limit the fund’s ability to participate in rising markets and may increase transaction costs. The fund’s performance may be lower than similar funds that are not subject to a managed risk strategy.

Portfolio Turnover: Due to the Underlying Index’s methodology, during periods of higher volatility, the fund may experience greater portfolio turnover, as increased volatility may result in more frequent allocations among the Constituent Indices. Frequent purchases and sales of portfolio securities may result in higher fund expenses and may result in more significant distributions of short- term capital gains to investors, which are taxed as ordinary income.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment in the company.

Fixed-Income Securities: The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. The value of your investment will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the fund faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Geographic Focus: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund. When the Underlying Index is significantly allocated to the Equity Index and the Equity Index is focused on a particular geographic area or areas, the fund will focus in the same area or areas. As of December 31, 2019 a significant portion of the Equity Index was focused in China and South Korea.

China: The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the fund invests. Additionally, from time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. The fund may invest in shares of Chinese companies traded on stock markets in Mainland China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the Mainland China stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the Mainland China stock market.

South Korea: Economic and political developments of South Korean neighbors may have an adverse effect on the South Korean economy. Substantial political tensions exist between North Korea and South Korea and, recently, these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of such an outbreak, will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems. Among these structural concerns are the country’s underdeveloped financial markets and a general lack of regulatory transparency. The restructuring of the South Korean economy, including the creation of a mechanism for bankrupt firms to exit the market, remains an important unfinished task. These factors may adversely affect the South Korean economy and cause a diversion of corporate investment to China and other lower wage countries. South Korea’s economic growth potential is susceptible to problems from large scale emigration, rigid labor regulations and ongoing labor relations issues.

Derivatives: Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives exposes the fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk. Their usage can increase fund losses and reduce opportunities for gains when market prices or volatility, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated. Using derivatives may have a leveraging effect, increase fund volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the fund. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the fund. In certain cases, the fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The fund may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.

Asset Allocation: The Underlying Index and, thus, the fund allocate assets among equity and fixed income securities. These allocations and the timing of the allocations may result in performance that is less favorable than that of a portfolio that does not allocate its assets among equity and fixed income securities.

Authorized Participants, Market Makers and Liquidity Providers Concentration: The fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, there may be a significantly diminished trading market for Fund Shares, and Fund Shares may trade at a material discount to the fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/ or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Communication Services Sector: When the Underlying Index is significantly allocated to the Equity Index and the Equity Index is focused on a particular sector or sectors, the fund will focus in the same sector or sectors. As of December 31, 2019, a significant portion of the Equity Index was focused in the communication services sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Concentration: When the Underlying Index is significantly allocated to the Equity Index and the Equity Index is concentrated in a particular industry or industries, the fund will concentrate in the same industry or industries. As of December 31, 2019 the S&P EM 100 Index was concentrated in the banking industry. When the fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the fund.

Banking Industry. Companies operating in the banking industry may be adversely affected by changes in interest rates, market cycles, economic conditions, concentrations of loans in particular industries, credit losses, credit rating downgrades and significant competition. The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the banking companies. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.

Counterparty: The fund will be subject to the risk that the counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund will not fulfill their contractual obligations. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.

Currency: The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Depositary Receipts: Depositary receipts are generally subject to the same risks that the foreign securities that they evidence or into which they may be converted are, and they may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Emerging Markets: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less developed and that can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors such as the fund from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and extreme price volatility. An investment in emerging market securities should be considered speculative.

Financial Sector: When the Underlying Index is significantly allocated to the Equity Index and the Equity Index is focused on a particular sector or sectors, the fund will focus in the same sector or sectors. As of December 31, 2019, a significant portion of the Equity Index was focused in the financial sector. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Foreign Investments: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Interest Rate: Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The fund faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A significant or rapid rise in rates may result in losses. Changes in interest rates may affect the liquidity and value of the fund’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. If the fund holds variable or floating rate securities, a decrease in interest rates will adversely affect the income received from such securities and the value of the fund’s shares.

Large Capitalization Companies: The fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the fund’s market value may not rise as much as, or may fall more than, the market value of funds that focus on companies with smaller market capitalizations.

Large Shareholder: Certain shareholders, including other funds managed by the Investment Manager, may from time to time own a substantial amount of Fund Shares. As of the date of this Prospectus, certain Transamerica-sponsored mutual funds hold a large portion of Fund Shares. There can be no assurance that any large shareholder will not redeem its investment or that the fund will continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the fund. If a large shareholder were to redeem all, or a large portion, of its Fund Shares, there is no guarantee that the fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca, Inc. and may, therefore, have a material upward or downward effect on the market price of Fund Shares.

Liquidity: The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of less liquid or illiquid securities for an extended period (for example, several weeks or even longer), and such sale may involve additional costs. Liquidity of particular investments, or even an entire market segment, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

Market Trading: The NAV of the fund and the value of your investment may fluctuate. Market prices of Fund Shares may fluctuate in response to changes in the fund’s NAV, the intraday value of the fund’s holdings and supply and demand for Fund Shares. There can be no assurance that an active market for Fund Shares will develop or be maintained. The fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or lack of an active trading market for Fund Shares. Any of these factors, among others, may result in Fund Shares trading at a significant premium or discount to NAV. Fund Shares may face trading halts and/or de-listing. The bid-ask spread will vary over time based on the fund’s trading volume and market liquidity. The bid-ask spread may increase significantly in times of market disruption or volatility. If a shareholder purchases Fund Shares at a time when the market price is at a premium to the NAV or sells Fund Shares at a time when the market price is at a discount to the NAV, the shareholder may increase any losses the shareholder might otherwise sustain.

Medium Capitalization Companies: The fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Non-Diversification: The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Underlying Exchange Traded Funds: To the extent the fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

U.S. Government and Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.

PERFORMANCE

The fund commenced operations on March 20, 2019 and, therefore, no performance is shown for the fund. Performance information will appear in a future version of this Prospectus once the fund has a full calendar year of performance information to report to investors.

As with all funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.deltashares.com or by calling (888) 316-8077.

MANAGEMENT

Investment Manager: Transamerica Asset Management, Inc.

Sub-Adviser:                Milliman Financial Risk Management LLC

Portfolio managers:

Blake Graves, CFA	Portfolio Manager	Since 2019
Charles Lowery, CFA	Portfolio Manager	Since 2019
Louis Ng	Portfolio Manager	Since 2019

Purchase and Sale of Fund Shares: The fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”).

Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Investment Manager or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

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